UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2022

COMMUNITY WEST BANCSHARES
(Exact name of registrant as specified in its charter)

California	000-23575	77-0446957
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

445 Pine Avenue, Goleta, California	93117
(Address of principal executive offices)	(Zip code)

(805) 692-5821
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	CWBC	NASDAQ

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its 2022 Annual Meeting of Shareholders (Meeting) on May 26, 2022, at La Cumbre Country Club, 4015 Via Laguna, Santa Barbara, CA 93110.  There were issued and outstanding and entitled to vote at the Annual Meeting 8,682,363 shares of common stock.  Represented in person or by proxy, were 5,810,451 shares of common stock of the Company.  The matters set forth below were voted upon:

Proposal No. 1 – Election of Directors

The election of thirteen nominees for the Board of Directors who will serve for a one-year term was voted on by the shareholders.  The Inspector of Elections certified the following vote tabulations for the nominees, all of whom were elected:

	Votes For	Votes Withheld	Non Votes

Martin P. Alwin	4,947,754	10,618	852,079
Robert H. Bartlein	4,604,060	354,312	852,079
Dana L. Boutain	4,848,845	109,527	852,079
Suzanne M. Chadwick	4,852,828	105,544	852,079
Tom L. Dobyns	4,651,490	306,882	852,079
John D. Illgen	4,624,560	333,812	852,079
James W. Lokey	4,922,874	35,498	852,079
Shereef Moharram	4,722,939	235,433	852,079
William R. Peeples	4,576,060	382,312	852,079
Martin E. Plourd	4,919,074	39,298	852,079
Christopher R. Raffo	4,933,266	25,106	852,079
Kirk B. Stovesand	4,722,938	235,434	852,079
Celina L. Zacarias	4,844,481	113,891	852,079

Proposal No. 2 – Shareholder Advisory (Non-Binding) Vote on Executive Compensation

Inspector of Elections certified the following vote tabulations to approve, in a non-binding advisory vote, the compensation of the Company’s Name Executive Officers as disclosed in the Proxy Statement.

Votes For	Votes Against	Abstain	Non-Votes
4,638,746	133,589	186,037	852,079

Proposal No. 3 - Ratification of the Company’s Independent Auditors

The Inspector of Elections certified the following vote tabulations for the proposal to ratify the selection of RSM US LLP, which passed with more than the required number of “for” votes:

Votes For	Votes Against	Abstain	Non-Votes
5,801,894	323	8,234	0

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 27, 2022

COMMUNITY WEST BANCSHARES

By: /s/Richard Pimentel

Richard Pimentel
Executive Vice President and
Chief Financial Officer